For period ending June 30, 2012    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: UBS Global Allocation Fund                                 ___

Name of Adviser or Sub-Adviser: UBS Global Asset Management (America) Inc.

1. Issuer: American Capital Agency Corp.

2. Date of Purchase: 03/07/2012         3.  Date offering commenced:  03/07/2012

4. Underwriter(s) from whom purchased: Citigroup

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    600,000 shares (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   62,000,000 shares

8. Purchase price (net of fees and expenses):  $29.35

9. Initial public offering price per unit or share:  $29.35

10. Commission, spread or profit:  .35

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Jim Malles   Date: 3/25/12
Print Name: Jim Malles

For period ending June 30, 2012    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: UBS Global Frontier Fund                                 ___

Name of Adviser or Sub-Adviser: UBS Global Asset Management (America) Inc.

1. Issuer: American Capital Agency Corp.

2. Date of Purchase: 03/07/2012         3.  Date offering commenced:  03/07/2012

4. Underwriter(s) from whom purchased: Citigroup

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    600,000 shares (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   62,000,000 shares

8. Purchase price (net of fees and expenses):  $29.35

9. Initial public offering price per unit or share:  $29.35

10. Commission, spread or profit:  .35

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Jim Malles   Date: 3/25/12
Print Name: Jim Malles

For period ending June 30, 2012    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: UBS U.S. Large Cap Equity Fund                                 ___

Name of Adviser or Sub-Adviser: UBS Global Asset Management (America) Inc.

1. Issuer: American Capital Agency Corp.

2. Date of Purchase: 03/07/2012         3.  Date offering commenced:  03/07/2012

4. Underwriter(s) from whom purchased: Citigroup

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    600,000 shares (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   62,000,000 shares

8. Purchase price (net of fees and expenses):  $29.35

9. Initial public offering price per unit or share:  $29.35

10. Commission, spread or profit:  .35

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Jim Malles   Date: 3/25/12
Print Name: Jim Malles

For period ending June 30, 2012    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: UBS U.S. Equity Opportunity Fund                                 ___

Name of Adviser or Sub-Adviser: UBS Global Asset Management (America) Inc.

1. Issuer: American Capital Agency Corp.

2. Date of Purchase: 03/07/2012         3.  Date offering commenced:  03/07/2012

4. Underwriter(s) from whom purchased: Citigroup

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    600,000 shares (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   62,000,000 shares

8. Purchase price (net of fees and expenses):  $29.35

9. Initial public offering price per unit or share:  $29.35

10. Commission, spread or profit:  .35

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Jim Malles   Date: 3/25/12
Print Name: Jim Malles

For period ending June 30, 2012    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: UBS U.S. Small Cap Growth Fund                                 ___

Name of Adviser or Sub-Adviser: UBS Global Asset Management (America) Inc.

1. Issuer: FX Alliance

2. Date of Purchase: 03/09/2012         3.  Date offering commenced:  02/09/2012

4. Underwriter(s) from whom purchased: Goldman Sachs

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    125,000 shares (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   5, 200,000 shares

8. Purchase price (net of fees and expenses):  $12.000

9. Initial public offering price per unit or share:  $12.000

10. Commission, spread or profit:  $.50  per share

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ David Wabnik   Date: February 13, 2012
Print Name: David Wabnik

For period ending June 30, 2012    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: UBS High Yield Fund                                 ___

Name of Adviser or Sub-Adviser: UBS Global Asset Management (America) Inc.

1. Issuer: Virgin Media Finance PLC 5.25% due 02/15/2022

2. Date of Purchase: 02/28/2012         3.  Date offering commenced:  02/28/2012

4. Underwriter(s) from whom purchased: Bank of America Sec LLC

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $5,000,000 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $500.000.000.00

8. Purchase price (net of fees and expenses):  $100.00

9. Initial public offering price per unit or share:  $100.00

10. Commission, spread or profit:  .40

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Matthew Iannucci   Date: 3/23/2012
Print Name:  Matthew Iannucci

For period ending June 30, 2012    Exhibit 77O

File number 811-6637

FORM 10f-3
Eligible Foreign Securities

Fund: UBS Fixed Income Opportunities Fund                                 ___

Name of Adviser or Sub-Adviser: UBS Global Asset Management (America) Inc.

1. Issuer: HSBC Holdings Plc 4% 03/30/2012

2. Date of Purchase: 03/27/2012         3.  Date offering commenced:  03/27/2012

4. Underwriter(s) from whom purchased: HSBC Securiities

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $3,973,920 (Firmwide)

7. Aggregate principal amount or total number of shares of offering:   $1,986,960,000

8. Purchase price (net of fees and expenses):  $99.348

9. Initial public offering price per unit or share:  $99.348

10. Commission, spread or profit:  .40%

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Branimir Christopher Petranovic   Date: 02 Apr 1265
Print Name:  Branimir Christopher Petranovic

For period ending June 30, 2012    Exhibit 77O

File number 811-6637

FORM 10f-3
Eligible Foreign Securities

Name of Adviser or Sub-Adviser:  UBS Dynamic Alpha Fund
1.  Issuer: UBS Global Asset Management Plc 3.245% due 05/02/2022
2.  Date of Purchase:  05/02/2012 3.  Date offering commenced:05/02/2010
4.  Underwriter(s) from whom purchased: Morgan Stanley
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $40,000,000 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $1,750,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit: 0.30%
11.  Have the following conditions been satisfied?
YES
NO
a. The offering is subject to regulation by a foreign financial regulatory authority
b. The securities are offered at a fixed price to all purchasers in the offering (except for any rights that are required by law to  be granted to existing security holders).
c. Financial statements of the issuer, prepared and audited in accordance with the standards of the appropriate foreign financial regulatory authority, for the two years prior to the offering, are made available to prospective purchasers.
d. The issuer is a foreign government, a foreign national or an entity organized under the laws of a foreign country.
e.    If the answer to (d) is no, the issuer is a reporting company in the U.S. and has made all required filings during the past 12 months
f.    The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
g.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase required by law to be granted to existing security holders).
h.    The underwriting was a firm commitment underwriting

X_______

X_______

X_______

X_______

________

X______

X______

X_______

_______

_______

_______

_______

_______

_______

________

________

i. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
j. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

k. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
l. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Vivek Acharya Date: 05/05/2012

Print Name: Vivek Acharya

For period ending June 30, 2012    Exhibit 77O

File number 811-6637

FORM 10f-3
Eligible Foreign Securities

FUND:  UBS Global Bond Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  BP Capital Markets Plc 3.245% due 05/02/2022
2.  Date of Purchase:  05/02/2012 3.  Date offering commenced: 05/02/2012
4.  Underwriter(s) from whom purchased: Morgan Stanley
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $40,000,000 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $1,750,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit: 0.30%
11.  Have the following conditions been satisfied?
YES
NO
a. The offering is subject to regulation by a foreign financial regulatory authority
b. The securities are offered at a fixed price to all purchasers in the offering (except for any rights that are required by law to  be granted to existing security holders).
c. Financial statements of the issuer, prepared and audited in accordance with the standards of the appropriate foreign financial regulatory authority, for the two years prior to the offering, are made available to prospective purchasers.
d. The issuer is a foreign government, a foreign national or an entity organized under the laws of a foreign country.
e.    If the answer to (d) is no, the issuer is a reporting company in the U.S. and has made all required filings during the past 12 months
f.    The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
g.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase required by law to be granted to existing security holders).
h.    The underwriting was a firm commitment underwriting

X_______

X_______

X_______

X_______

________

X______

X______

X_______

_______

_______

_______

_______

_______

_______

________

________

i. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
j. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

k. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
l. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/s/ Vivek Acharya Date: 05/05/2012

Print Name: Vivek Acharya

For period ending June 30, 2012    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Fixed Income Opportunities Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  CIT Group 5% due 05/15/2017
2.  Date of Purchase:  05/01/2012 3.  Date offering commenced:05/01/2012
4.  Underwriter(s) from whom purchased:  Bank of America Securities
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bankj
6.  Aggregate principal amount or number of shares purchased:$2,000,000 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $1,250,000,000
8.  Purchase price (net of fees and expenses):  $100
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit: 0.875%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Branimir C. Petranovic Date: 05/03/2012

Print Name: Branamir C. Petranovic

For period ending June 30, 2012    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Molson Coors Brewing Company 5% due 05/01/2042
2.  Date of Purchase:  04/26/2012 3.  Date offering commenced:04/26/2012
4.  Underwriter(s) from whom purchased:  Morgan Stanley
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: 2,994,450 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $1,097,965,000
8.  Purchase price (net of fees and expenses):  $99.815
9.  Initial public offering price:  $99.815
10.  Commission, spread or profit: $0.875
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Tim Winstone Date: 04/28/2012

Print Name: Tim Winstone

For period ending June 30, 2012    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Global Bond Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Molson Coors Brewing Company 5% due 05/01/2042
2.  Date of Purchase:  04/26/2012 3.  Date offering commenced:04/26/2012
4.  Underwriter(s) from whom purchased:  Morgan Stanley
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $2,994,450 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $1,097,965,000
8.  Purchase price (net of fees and expenses):  $99.815
9.  Initial public offering price:  $99.815
10.  Commission, spread or profit: $0.875
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Tim Winstone Date: 04/28/2012

Print Name: Tim Winstone

For period ending June 30, 2012    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS U.S. Small Cap Growth Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Splunk Inc.
2.  Date of Purchase:  04/19/2012 3.  Date offering commenced:04/19/2012
4.  Underwriter(s) from whom purchased:  Morgan Stanley & Co.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: 151,000 shares (firmwide)
7.  Aggregate principal amount or total number of shares of offering:  13,500,000 shares
8.  Purchase price (net of fees and expenses):  $17.000
9.  Initial public offering price:  $17.000
10.  Commission, spread or profit: $1.19
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Jim Malles Date: August 29, 2012

Print Name: Jim Malles

For period ending June 30, 2012    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS U.S. Small Cap Growth Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Inflobox Inc.
2.  Date of Purchase:  04/19/2012 3.  Date offering commenced: 04/19/2012
4.  Underwriter(s) from whom purchased:  Morgan Stanley & Co. Pacific Crest
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: 102,500 shares (firmwide)
7.  Aggregate principal amount or total number of shares of offering:  7,500,000 shares
8.  Purchase price (net of fees and expenses):  $16.000
9.  Initial public offering price:  $16.000
10.  Commission, spread or profit: $1.12
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: Jim Malles  Date: April 23, 2012

Print Name: Jim Malles

For period ending June 30, 2012    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS U.S. Small Cao Growth Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Midstates Petroleum Company, Inc.
2.  Date of Purchase:  04/20/2012 3.  Date offering commenced: 04/20/2012
4.  Underwriter(s) from whom purchased:  Goldman Sachs
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: 225,000 shares (firmwide)
7.  Aggregate principal amount or total number of shares of offering:  24,000,000 shares
8.  Purchase price (net of fees and expenses):  $13.000
9.  Initial public offering price:  $13.000
10.  Commission, spread or profit: $0.78
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approve: /s/ Jim Ma;les Date: April 23, 2012

Print Name: /s/ Jim Malles

For period ending June 30, 2012    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Fixed Income Opportunities Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Apache Corporation 4.75% due 4/15/2043
2.  Date of Purchase:  04/03/2012 3.  Date offering commenced: 04/03/2012
4.  Underwriter(s) from whom purchased:  JP Morgan Chase Securities
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $16,953,250 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:   1,495,875,000
8.  Purchase price (net of fees and expenses):  $99.725
9.  Initial public offering price:  $99.725
10.  Commission, spread or profit: $0.0875
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Branamir Christopher Petranovic Date: 04/04/2012

Print Name: Branamir Christopher Petranovic II

For period ending June 30, 2012    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Apache Corporation 4.75% due 4/15/2043
2.  Date of Purchase:  04/03/2012 3.  Date offering commenced: 04/03/2012
4.  Underwriter(s) from whom purchased:  JP Morgan Chase Securities
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $16,953,250 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $1,495,875,000
8.  Purchase price (net of fees and expenses):  $99.723
9.  Initial public offering price:  $99.723
10.  Commission, spread or profit: $0.875% v
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: Tim Winstone Date: 04/04/2012

Print Name: Tim Winstone

For period ending June 30, 2012    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS U.S. Small Cap Growth Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  ServiceNow Inc.
2.  Date of Purchase:  06/28/2012 3.  Date offering commenced: 06/28/2012
4.  Underwriter(s) from whom purchased:  Morgan Stanley & Co.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: 42,500 shares (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  11,650,000 shares
8.  Purchase price (net of fees and expenses):  $18.000
9.  Initial public offering price:  $18.000
10.  Commission, spread or profit: $.756
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ David Wabnik Date: July 2, 2012

Print Name: David Wabnik

For period ending June 30, 2012    Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  UBS Fixed Income Opportunities Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Devon Energy Corporation 3.25 due 05/15/2022
2.  Date of Purchase:  05/07/2012 3.  Date offering commenced: 05/07/2012
4.  Underwriter(s) from whom purchased:  Goldman Sachs
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $7,952,640.00 (firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $994,080,000.00
8.  Purchase price (net of fees and expenses):  $99.408
9.  Initial public offering price:  $99.408
10.  Commission, spread or profit: 0.65%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

X_______

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Branamir C. Petranovic  Date: May 19/12

Print Name:  Branamir C. Petranovic

2